Q4 2021 Earnings Presentation 5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com May 26, 2021 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (including a prospectus and prospectus supplements) with the SEC for any offering to which this communication may relate and may file one or more supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s) in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and uncertainties associated with the impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak, the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our and their ability to achieve their respective objectives, and the effects of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • September 2015: completed tax free spin off of CSW Industrials ("Spin Off") • April 2021: received SBIC license from the U.S. Small Business Administration • 21 employees based in Dallas, Texas • Total Balance Sheet Assets of $736 MM as of March 31, 2021 • Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital (NYSE: “MAIN”) CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 Fiscal Year 2021 Highlights Financial Highlights (1) Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets • 119% FY 2021 Total Return to Shareholders ◦ Share price appreciated to $22.16 from $11.42 in prior year, an increase of 94% ◦ $2.05 in total dividends per share paid during the year • NAV per share increased to $16.01 from $15.13 in prior year, an increase of 6% • Investments at Fair Value of $688.4 MM compared to $553.1 MM in prior year, an increase of 24% • Pre-Tax Net Investment Income increased to $1.79 per share from $1.68 per share in prior year, an increase of 7% • Grew Regular Dividend to $1.65 from $1.60 in prior year, an increase of 3% • Strengthened Balance Sheet through variety of capital raising activities ◦ Raised 190.0 MM in gross proceeds through three Unsecured Note transactions ◦ Raised $51.4 MM in gross proceeds through Equity ATM Program at an average of 120% of the prevailing NAV per share ◦ Increased Senior Secured Revolving Credit Facility by $15.0 MM in total commitments • Operating Leverage(1) decreased to 2.4% as of 3/31/21 from 2.8% as of 3/31/20

Page 7 • Q4 2021 Pre-Tax Net Investment Income (“NII”) of $8.9 MM or $0.44 Per Share • Paid $0.42 per share in Regular Dividends and $0.10 per share Supplemental Dividend for the quarter ended March 31, 2021 ◦ Increased Regular Dividend to $0.43 per share and declared $0.10 per share Supplemental Dividend for the quarter ending June 30, 2021 • Investment Portfolio at Fair Value increased to $688.4 MM from $648.8 MM in Prior Quarter ◦ $77.3 MM in total new committed investments ◦ $23.1 MM in total proceeds from two portfolio company exits ◦ $2.6 MM in net realized and unrealized gains on the portfolio ◦ No investments on non-accrual • Issued $65.0 MM in aggregate principal of 4.50% January 2026 Notes ◦ Notes issued at a premium of 102.11% of the aggregate principal amount, resulting in a yield to maturity of approximately 4.0% at issuance • Raised $24.1 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at average price of $21.21, or 135% of the prevailing NAV per share • $216.9 MM Available on Credit Facility as of Quarter End Q4 2021 Highlights Financial Highlights

Page 8 • In the Last Twelve Months Ending 3/31/21, CSWC Generated $1.79 Per Share in Pre-Tax NII and Paid Out $1.65 Per Share in Regular Dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 107% since the 2015 spin-off • Announced Supplemental Dividend Program in June 2018 ◦ Expect to pay $0.10 per share Supplemental Dividend per quarter going forward, subject to Board approval ◦ Undistributed Taxable Income ("UTI") of $0.92 per share as of March 31, 2021 D iv id en d P er S ha re $0.45 $0.21 $0.24 $0.26 $0.28 $0.89 $0.44 $0.46 $0.48 $0.49 $0.50 $1.25 $0.51 $0.51 $0.51 $0.51 $0.52 $0.53 $0.19 $0.21 $0.24 $0.26 $0.28 $0.29 $0.34 $0.36 $0.38 $0.39 $0.40 $0.40 $0.41 $0.41 $0.41 $0.41 $0.42 $0.43 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.26 $0.50 $0.75 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 3/31 /17 6/30 /17 9/30 /17 12/3 1/173/31 /18 6/30 /18 9/30 /18 12/3 1/183/31 /19 6/30 /19 9/30 /19 12/3 1/193/31 /20 6/30 /20 9/30 /20 12/3 1/203/31 /21 6/30 /21 $0 $0.5 $1 $1.5 Track Record of Increasing Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End 10.6% 5.2% 5.6% 6.3% 6.6% 19.7% 9.3% 9.6% 9.1% 9.4% 9.2% 24.0% 17.9% 14.5% 11.5%15.1% 9.4%

History of Value Creation

Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $7.22 at 3/31/21 from 9/30/15 Spin-off of CSWI



$24
$21
$18
$15
$12
$9
$6
$3
$0
$17.68 $17.22 $17.38 $17.49 $17.95 $18.26 $18.63 $19.00 $19.54 $19.98 $20.90 $21.58 $21.99 $22.04 $22.71 $23.16 $23.38 $23.07 $21.97 $22.30 $23.22 $24.11 $24.90
$0.00 $0.00 $0.04 $0.10 $0.21 $0.38 $0.83 $1.04 $1.28 $1.54 $1.82 $2.71 $3.15 $3.61 $4.09 $4.58 $5.08 $6.33 $6.84 $7.35 $7.86 $8.37 $8.89
$17.68 $17.22 $17.34 $17.39 $17.74 $17.88 $17.80 $17.96 $18.26 $18.44 $19.08 $18.87 $18.84 $18.43 $18.62 $18.58 $18.30 $16.74 $15.13 $14.95 $15.36 $15.74 $16.01
9/30/15 12/31/15 3/31/16 6/30/16 9/30/16 12/31/16 3/31/17 6/30/17 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21
Net Asset Value Per Share
Cumulative Dividends Paid Per Share

CSWC capital southwest

Page 9

Page 10 CORE: Lower Middle Market (“LMM”): CSWC led or Club Deals ◦ Companies with EBITDA between $3 MM and $20 MM ◦ Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position ◦ Commitment size up to $25 MM with hold sizes generally $10 MM to $20 MM ◦ Both Sponsored and Non-sponsored deals ◦ Securities include first lien, unitranche, second lien and subordinated debt ◦ Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien ▪ Companies typically have in excess of $20 MM in EBITDA ▪ Typical leverage of 3.0x – 5.5x Debt to EBITDA through CSWC debt position ▪ Hold sizes generally $5 MM to $15 MM ▪ Floating rate first and second lien debt securities ▪ More liquid assets relative to LMM investments ▪ Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Two Pronged Investment Strategy

Page 11 $ (M ill io ns ) $239 $272 $337 $351 $368 $382 $387 $456 $474 $487 $521 $531 $573 3/3 1/2 01 8 6/3 0/2 01 8 9/3 0/2 01 8 12 /31 /20 18 3/3 1/2 01 9 6/3 0/2 01 9 9/3 0/2 01 9 12 /31 /20 19 3/3 1/2 02 0 6/3 0/2 02 0 9/3 0/2 02 0 12 /31 /20 20 3/3 1/2 02 1 0.0 100.0 200.0 300.0 400.0 500.0 600.0 700.0 $ (M ill io ns ) $239 $272 $337 $351 $368 $382 $387 $456 $474 $487 $521 $531 $573 3/3 1/2 01 8 6/3 0/2 01 8 9/3 0/2 01 8 12 /31 /20 18 3/3 1/2 01 9 6/3 0/2 01 9 9/3 0/2 01 9 12 /31 /20 19 3/3 1/2 02 0 6/3 0/2 02 0 9/3 0/2 02 0 12 /31 /20 20 3/3 1/2 02 1 0.0 100.0 200.0 300.0 400.0 500.0 600.0 700.0 CSWC Credit Portfolio Heavily Weighted Towards LMM and First Lien Investments Credit Portfolio Heavily Weighted to First LienRobust LMM Credit Portfolio Growth LMM and First Lien Investments have increased to 88% and 92% of the credit portfolio as of 3/31/21, respectively LMM UMM 73% 72% 27% 28% Sub-DebtSecond LienFirst Lien 6%8% 85% 82% 9%10% 74% 26% 7% 86% 7% 4% 86% 10% 77% 23% 4% 86% 10% 78% 22% 87% 9% 4% 87% 9% 4% 90% 8% 2% 90% 8% 2% 24% 76% 24% 76% 19% 81% 84% 16% 88%86% 82% 85% 12% 14% 18% 15% 90% 8% 2% 91% 7% 2% 91% 7% 2% 92% 6% 2%

Q4 2021 Originations

$77.3 MM in total new committed investments, consisting of $77.0 MM committed to six new portfolio companies and $0.3 MM committed to one existing portfolio company

Portfolio Originations Q4 2021

Name	Industry	Type	Market	Total Debt Funded at Close ($000s)	Total Equity Funded at Close ($000s)	Unfunded Commitments at Close ($000s)	Debt Spread over LIBOR	Debt Yield to Maturity
Flip Electronics, LLC	Technology products & components	First Lien - Last Out(1)	LMM	$15,500	$2,000	$0	8.05%	9.60%
KMS, Inc.	Distribution	First Lien - First Out(2)	LMM	$16,000	$0	$0	6.00%	7.13%
CityVet, Inc.	Healthcare services	First Lien	LMM	$3,250	$500	$6,750	7.50%	9.42%
AllOver Media, LLC	Media, marketing & entertainment	First Lien	LMM	$13,000	$0	$2,000	8.50%	10.00%
Mako Steel LP	Business services	First Lien	LMM	$8,396	$0	$1,604	7.25%	8.50%
Chemistry Rx Holdings, LLC	Specialty chemicals	First Lien	LMM	$8,000	$0	$0	7.00%	8.80%
RTIC Subsidiary Holdings, LLC	Consumer products & retail	First Lien	UMM	$274	$0	$0	7.75%	9.00%
Total / Weighted Average				**$64,420**	**$2,500**	**$10,354**	**7.37%**	**8.81%**

Note: Market refers to Upper Middle Market ("UMM") and Lower Middle Market ("LMM")
(1) Capital Southwest partnered with a bank lender who contributed a first out participation in the first lien loan
(2) Capital Southwest partnered with another lender who contributed a last out participation in the first lien loan

CSWC capital southwest

Page 12

Page 13 Track Record of CSWC Exits Continues Note: Market refers to Upper Middle Market (“UMM”) and Lower Middle Market (“LMM”) Portfolio Prepayments Q4 2021 Name Industry Type Market Net Proceeds ($000) Realized Gain/Loss ($000s) IRR Environmental Pest Service Management Company, LLC Consumer services First Lien LMM $16,232 $201 10.51% AG Kings Holdings Inc. Food, agriculture & beverage First Lien UMM $6,822 $(1,859) 2.62% Total / Weighted Average $23,054 $(1,658) 8.18% • During the quarter, CSWC received two prepayments generating total proceeds of $23.1 MM and weighted average IRR of 8.2% • Cumulative IRR of 15.5% on 38 portfolio company exits generating $383.5 MM in proceeds since spin-off in September 2015 $23.1 MM in total proceeds from two portfolio company exits

CSWC Portfolio Asset Mix by Market

Maintaining appropriate portfolio leverage while receiving attractive risk adjusted returns

Investment Portfolio - Statistics Q4 2021		
(In Thousands)	**Lower Middle Market** [1]	**Upper Middle Market**
Number of Portfolio Companies	44	10
Total Cost	$551,144	$79,613
Total Fair Value	$554,199	$77,075
Average Hold Size (at Cost)	$12,526	$7,961
% First Lien Investments (at Cost)	85.9%	71.6%
% Second Lien Investments (at Cost)	4.4%	20.2%
% Subordinated Debt Investments (at Cost)	2.1%	0.0%
% Equity (at Cost)	7.6%	8.2%
Wtd. Avg. Yield [2][3]	10.8%	10.3%
Wtd. Avg. EBITDA of Issuer ($MM's) [3]	$9.9	$70.0
Wtd. Avg. Leverage through CSWC Security [3] [4]	4.2x	4.0x

Note: All metrics above exclude the I-45 Senior Loan Fund

(1) At March 31, 2021, we had equity ownership in approximately 59.1% of our LMM investments and 30.0% of our UMM investments

(2) The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2021, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments. As of March 31, 2021, there were no investments on non-accrual status. Weighted-average annual effective yield is not a return to shareholders and is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor

(3) Weighted average EBITDA metric is calculated using investment cost basis weighting. For the year ended March 31, 2021, two UMM portfolio companies and four LMM portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful

(4) Includes CSWC debt investments only. Calculated as the amount of each portfolio company's debt (including CSWC's position and debt senior or pari passu to CSWC's position, but excluding debt subordinated to CSWC's position) in the capital structure divided by each portfolio company's adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment. For the year ended March 31, 2021, two UMM portfolio companies and four LMM portfolio companies are excluded from this calculation due to reporting a debt to adjusted EBITDA ratio that was not meaningful

CSWC capital southwest

Page 14

Page 15 Investment Rating 12/31/2020 Investment Rating Upgrades Investment Rating Downgrades 3/31/2021 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 4 $60.0 11.3% 1 $14.8 2.6% — $— —% 4 $58.5 10.2% 2 50 $419.3 79.0% — $— —% — $— —% 52 $461.2 80.6% 3 6 $51.0 9.6% — $— —% 1 $0.1 —% 7 $52.9 9.2% 4 1 $0.7 0.1% — $— —% — $— —% — $— —% Wtd. Avg. Investment Rating 2.0 2.0 Quarter-over-Quarter Investment Rating Migration One loan upgraded and one loan downgraded during the quarter as credit portfolio continues to demonstrate strong performance

Page 16 CSWC Portfolio Mix as of March 31, 2021 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current investment portfolio of $688.4 MM continues to be diverse across industries First Lien 76% I-45 SLF LLC 8% Second Lien 5% Subordinated Debt 2% Equity 9% Business Services: 13% Media, Marketing, & Entertainment: 12% Healthcare Services: 11% I-45 SLF LLC: 8% Distribution: 8% Software & IT Services: 7% Industrial Services: 6% Healthcare Products: 5% Financial Services: 5% Technology Products & Components: 5% Consumer Products & Retail: 4%

Page 17 I-45 Portfolio Overview Current I-45 Portfolio (By Industry) I-45 loan portfolio of $164.4 MM is 95% first lien with average hold size of 2.8% of the I-45 portfolio Telecommunications Retail Capital Equipment Services: Consumer Current I-45 Portfolio (By Type) I-45 Portfolio Statistics (In Thousands) 6/30/20 9/30/20 12/31/20 3/31/21 Total Debt Investments at Fair Value $172,551 $177,527 $159,598 $164,351 Fund Leverage (Debt to Equity) at FV 1.51x 1.39x 1.07x 1.27x Number of Issuers 42 42 38 36 Wtd. Avg. Issuer EBITDA $64,800 $66,879 $73,384 $77,649 Avg. Investment Size as a % of Portfolio 2.4% 2.4% 2.6% 2.8% Wtd. Avg. Net Leverage on Investments (1) 5.0x 4.7x 4.7x 4.4x Wtd. Avg. Spread to LIBOR 6.3% 6.3% 6.1% 6.0% Wtd. Avg. Duration (Yrs) 3.3 3.1 3.1 3.0 95% 5% First Lien Second Lien 14% 13% 11% 11%9% High Tech Industries Capital Equipment Consumer Products & Retail Telecommunications Healthcare Services (1) Through I-45 security (2) Two portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful

Page 18 Income Statement (In Thousands, except per share amounts) Quarter Ended 6/30/20 Quarter Ended 9/30/20 Quarter Ended 12/31/20 Quarter Ended 3/31/21 Investment Income Interest Income $12,645 $13,882 $14,687 $15,078 Dividend Income 1,957 1,860 2,916 1,661 Fees and Other Income 562 943 1,437 434 Total Investment Income $15,164 $16,685 $19,040 $17,173 Expenses Cash Compensation $1,720 $1,961 $2,444 $1,631 Share Based Compensation 612 853 771 708 General & Administrative 1,335 1,370 1,325 1,278 Total Expenses (excluding Interest Expense) $3,667 $4,184 $4,540 $3,617 Interest Expense $4,328 $4,397 $4,528 $4,688 Pre-Tax Net Investment Income $7,169 $8,104 $9,972 $8,868 Taxes and Gain / (Loss) Income Tax Benefit (Expense) $(350) $215 $(1,455) $(852) Net realized gain (loss) on investments (5,547) (1,279) (127) (1,583) Net increase (decrease) in unrealized appreciation of investments 7,605 9,636 7,271 4,243 Realized losses on extinguishment of debt — (286) (262) (459) Net increase (decrease) in net assets resulting from operations $8,877 $16,390 $15,399 $10,217 Weighted Average Diluted Shares Outstanding 18,148 18,600 19,135 20,376 Pre-Tax Net Investment Income Per Dil. Wtd. Average Share $0.40 $0.44 $0.52 $0.44

Page 19 Operating Leverage Continues to Improve Continue to realize operating efficiencies of internally managed structure Period Ending T ot al A ss et s ($ M M ) O perating E xpenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% FY 16 FY 17 FY 18 FY19 FY20 FY21 $0 $1,000 $250 $500 $750 2% 3% 4% 5% Total Assets Operating Expenses (1) as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets

Page 20 $15.74 $0.44 $(0.42) $(0.10) $0.08 $(0.04) $0.09 $0.27 $(0.05) $16.01 12 /31 /20 N AV /Sh are Pr e-T ax N et Inv est me nt Inc om e Re gu lar D ivi de nd Su pp lem en tal D ivi de nd Ne t C ha ng e i n U M M D eb t ( Inc lud es I-4 5) Ne t C ha ng e i n L M M D eb t P ort fol io Ne t C ha ng e i n E qu ity Po rtf oli o Ac cre tio n f rom E qu ity Is su an ce Ot he r (1) 3/3 1/2 1 N AV /Sh are $15 $16 $17 NAV per Share Bridge since Quarter Ended 3/31/2021 Investment Portfolio $0.13 per Share Earnings / Dividends $(0.08) per Share (1) Other consists primarily of income taxes of $(0.04), realized losses on extinguishment of debt of $(0.02), and share based compensation expense add-back of $0.03 Corporate $0.22 per Share

Page 21 (1) The Credit Facility has an accordion feature that allows for an increase in total commitments up to $400 MM (2) Net of $3.1 MM in letters of credit outstanding (3) Redeemable in whole or in part at any time prior to July 1, 2024, at par plus a "make whole" premium, and thereafter at par (4) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par (5) CSWC owns 80% of the equity and 50% of the voting rights of I-45 SLF LLC with a joint venture partner Significant Unused Debt Capacity with Long-Term Duration Earliest debt maturity occurs in December 2023 Facility Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment Credit Facility(1) $340.0 MM L + 2.50% subject to certain conditions December 2023 $120.0 MM $216.9 MM (2) October 2024 Notes(3) $125.0 MM 5.375% October 2024 $125.0 MM N/A January 2026 Notes(4) $140.0 MM 4.500% January 2026 $140.0 MM N/A I-45 Credit Facility(5) $150.0 MM L + 2.15% March 2026 $91.0 MM $59.0 MM P rin ci pa l P ay m en ts ( $M M ) Long-Term Debt Obligations (Calendar Year) $120.0 $125.0 $231.0 $120.0 $125.0 $140.0 $91.0 Credit Facility October 2024 Notes January 2026 Notes I-45 Credit Facility CY2021 CY2022 CY2023 CY2024 CY2025 CY2026 $0 $50 $100 $150 $200 $250

Page 22 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 6/30/20 Quarter Ended 9/30/20 Quarter Ended 12/31/20 Quarter Ended 3/31/21 Assets Portfolio Investments $587,178 $631,197 $648,773 $688,432 Cash & Cash Equivalents 14,986 16,011 43,724 31,613 Other Assets 16,932 17,057 16,337 15,539 Total Assets $619,096 $664,265 $708,834 $735,584 Liabilities December 2022 Notes(1) $75,936 $56,339 $36,689 $— October 2024 Notes(1) 73,575 122,623 122,775 122,879 January 2026 Notes(1) — — 73,410 138,425 Credit Facility 182,000 187,000 150,000 120,000 Other Liabilities 9,726 12,174 13,310 18,029 Total Liabilities $341,237 $378,136 $396,184 $399,333 Shareholders Equity Net Asset Value $277,859 $286,129 $312,650 $336,251 NAV per Share(2) $14.95 $15.36 $15.74 $16.01 Debt to Equity 1.19x 1.28x 1.22x 1.13x (1) Net of unamortized debt issuance costs

Page 23 Portfolio Statistics Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 6/30/20 Quarter Ended 9/30/20 Quarter Ended 12/31/20 Quarter Ended 3/31/21 Portfolio Statistics Fair Value of Debt Investments $487,195 $520,651 $531,103 $572,614 Average Debt Investment Hold Size $11,330 $11,319 $11,300 $11,228 Fair Value of Debt Investments as a % of Par 95% 95% 96% 97% % of Investment Portfolio on Non-Accrual (at Fair Value) 1.9% 1.7% 0.1% —% Weighted Average Investment Rating(1) 2.1 2.0 2.0 2.0 Weighted Average Yield on Debt Investments 10.08% 10.34% 10.64% 10.76% Total Fair Value of Portfolio Investments $587,178 $631,197 $648,773 $688,432 Weighted Average Yield on all Portfolio Investments 10.36% 10.43% 11.20% 10.22% Investment (Mix Debt vs. Equity)(2)(3) 92% / 8% 91% / 9% 91% / 9% 92% / 8% (1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating calculated at cost (2) Excludes CSWC equity investment in I-45 Senior Loan Fund (3) At Fair Value

Page 24 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 6/30/20 Quarter Ended 9/30/20 Quarter Ended 12/31/20 Quarter Ended 3/31/21 Investment Income Breakdown Cash Interest $11,008 $11,581 $12,413 $11,668 Cash Dividends 1,957 1,860 2,916 1,660 PIK Income 1,120 1,761 1,608 2,796 Amortization of purchase discounts and fees 520 543 667 616 Management/Admin Fees 182 198 199 234 Prepayment Fees & Other Income 377 742 1,237 199 Total Investment Income $15,164 $16,685 $19,040 $17,173 Key Metrics Cash Income as a % of Investment Income 89% 86% 88% 80% % of Total Investment Income that is Recurring 97% 95% 86% 99%

Page 25 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter (2) Dividend Yield is calculated as the quarterly annualized Total Dividend divided by share price at quarter end Quarter Ended 6/30/20 Quarter Ended 9/30/20 Quarter Ended 12/31/20 Quarter Ended 3/31/21 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.40 $0.44 $0.52 $0.44 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 10.44% 11.66% 13.57% 11.06% Realized Earnings Per Wtd Avg Diluted Share $0.07 $0.38 $0.44 $0.32 Realized Earnings Return on Equity (ROE)(1) 1.85% 10.13% 11.42% 8.02% Earnings Per Wtd Avg Diluted Share $0.49 $0.88 $0.80 $0.50 Total Earnings Return on Equity (ROE)(1) 12.93% 23.58% 20.96% 12.74% Regular Dividends per Share $0.41 $0.41 $0.41 $0.42 Supplemental Dividends per Share $0.10 $0.10 $0.10 $0.10 Total Dividends per Share $0.51 $0.51 $0.51 $0.52 Dividend Yield (2) 15.13% 14.52% 11.49% 9.39%

Page 26 Interest Rate Sensitivity Fixed vs. Floating Portfolio Exposure (1) Note: Illustrative change in annual NII is based on a projection of CSWC’s existing debt investments as of March 31, 2021, adjusted only for changes in Base Interest Rate. Base Interest Rate used in this analysis is 3-Month LIBOR of 0.19% at March 31, 2021. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 99% floating rate assets and liabilities (1) Portfolio Exposure includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change (Per Share) (25 bps) $328,699 $0.02 25 bps $(423,036) $(0.02) 50 bps $(846,071) $(0.04) 75 bps $(1,233,834) $(0.06) 100 bps $(791,861) $(0.04) 125 bps $(100,160) $0.00 150 bps $677,020 $0.03 4% 96% Fixed Floating

Corporate Information

Board of Directors

Inside Directors

Bowen S. Diehl

Independent Directors

David R. Brooks
Christine S. Battist
T. Duane Morgan
Jack D. Furst
William R. Thomas
Ramona Rogers-Windsor

Corporate Offices & Website

5400 Lyndon B. Johnson Freeway
13th Floor
Dallas, TX 75240
http://www.capitalsouthwest.com

Senior Management

Bowen S. Diehl
President & Chief Executive Officer

Michael S. Sarner
Chief Financial Officer, Secretary & Treasurer

Joshua S. Weinstein
Senior Managing Director

Investor Relations

Michael S. Sarner
Capital Southwest
214-884-3829
msarner@capitalsouthwest.com

Securities Listing

Nasdaq: "CSWC" (Common Stock)

Fiscal Year End

March 31

Independent Auditor

RSM US
Chicago, IL

Corporate Counsel

Eversheds Sutherland (US) LLP

Transfer Agent

American Stock Transfer & Trust Company, LLC
800-937-5449
www.amstock.com

Industry Analyst Coverage

Firm	Analyst	Contact Information
Ladenburg Thalmann	Mickey M. Schleien, CFA	Direct: 305-572-4131
JMP Securities	Devin Ryan	Direct: 415-835-8900
B. Riley FBR	Sarkis Sherbetchyan	Direct: 310-689-5221
Hovde Group	Bryce Rowe	Direct: 804-318-0969
Jefferies	Kyle Joseph	Direct: 510-418-0754
Raymond James	Robert Dodd	Direct: 901-579-4560

CSWC capital southwest

Page 27